Exhibit 99.3

Esports Entertainment Group Completes Acquisition of Online Casino Operator Lucky Dino

Lucky Dino generated $21.5M revenue and $4.0M EBITDA in FY20

Cross-sell opportunities with 25K monthly active players

Newark, New Jersey, March xx, 2021 – Esports Entertainment Group, Inc. (NasdaqCM: GMBL, GMBLW) (or the “Company”), an esports entertainment and online gambling company, today announced that its Malta gaming licensed subsidiary, Esport Entertainment (Malta) Limited, completed its acquisition of the business assets of Lucky Dino Gaming Limited (“Lucky Dino”), an established Malta licensed online casino operator with its own proprietary casino platform. The ~$30 million deal was financed through cash raised in an equity offering in February.

“Over the past five years, Lucky Dino has evolved from a single brand white-label casino operator into a multi-brand, class-leading casino operator and technology business,” commented Grant Johnson, CEO of Esports Entertainment Group. “In addition to further strengthening our tech stack, Lucky Dino’s assets will give us a substantial foothold in multiple new jurisdictions across Europe, particularly in Scandinavia where esports are extremely popular, and with Lucky Dino’s 25K monthly active casino players we will have tremendous cross-selling opportunities with our SportNation and VIE.bet betting platforms.”

In acquiring Lucky Dino’s assets, the Company now has access to a premium casino platform based on modern microservices architecture for superior simplicity, scalability, and flexibility. Lucky Dino’s proprietary technology stack includes affiliate marketing software, payment servers, and a comprehensive CRM system with a sophisticated gamification and loyalty engine and unique automated player management functionality fit for geographical expansion.

“Lucky Dino has generated an impressive track record of growth, reporting an 86% CAGR on revenue for the five years ended June 30, 2020,” continued Johnson. “With opportunities to realize synergies across shared back-office functions, payment processing and more, we are in a great position to build upon Lucky Dino’s notable EBITDA performance. Ultimately, we will look to bring this exciting online casino platform to the U.S. in the future alongside our VIE.bet esports offering.”

About Esports Entertainment Group

Esports Entertainment Group, Inc. is an esports and online gambling company. The Company operates a number of entities across three key pillars: 1) esports entertainment and infrastructure, 2) esports wagering, 3) iGaming. The Company maintains offices in New Jersey, the UK and Malta. The Company maintains offices in New Jersey, the UK and Malta. For more information visit www.esportsentertainmentgroup.com.

FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

Contact:

Media & Investor Relations Inquiries

ir@esportsentertainmentgroup.com

External Investor Relations

RedChip Companies, Inc.

Dave Gentry

407-491-4498

dave@redchip.com